Exhibit 4

[FRONT OF CERTIFICATE]

NUMBER	SHARES

GOLDCORP HOLDINGS CO.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE.

PAR VALUE: $0.0001 COMMON STOCK	CUSIP NO. 380769 10 9

THIS CERTIFIES THAT __________________________________ is the owner of _________________ fully paid and non-assessable shares of the common stock par value of $0.0001 each of GOLDCORP HOLDINGS CO. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:___________________

CEO & PRESIDENT		COUNTERSIGNED AND REGISTERED
SECRETARY		SIGNATURE STOCK TRANSFER, INC. (Plano, Texas) Transfer Agent
By

	[SEAL]	AUTHORIZED SIGNATURE

[BACK OF CERTIFICATE]

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to the applicable laws or regulations.

TEN COM	-- as tenants in common	UNIF GIFT MIN (TRANS) ACT	________ Custodian __________ (Cust) (Minor)
TEN ENT	-- as tenants by the entireties	(UGMA) (UTMA)
JT TEN	-- as joint tenants with right of survivorship and		under Uniform Gifts (Transfers) to Minors Act _________ (State)
not as tenants in common
Additional abbreviations may also be used though not in the list

For value received _________ hereby sell, assign and transfer unto
Please insert social security or some other identifying number of assignee

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:_______________
X

SIGNATURE GUARANTEE (BY BANK, BROKER, CORPORATE OFFICER)	NOTICE: THE SIGNATURE TO THIS AGREEMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.